SECURITIES AND EXCHANGE COMMISSION
                             Washington , D.C. 20549


                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report:                                    October 17, 2000
                ---------------------------------------------------

Date of earliest event reported:                   October 16, 2000
                                 ----------------------------------


                              WEINER'S STORES, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                                  0-23671                                76-0355003
(State or other jurisdiction of              (Commission File Number)           (IRS Employer Identification No.)
 incorporation or organization)


                               6005 WESTVIEW DRIVE
                              HOUSTON, TEXAS 77055
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:    (713) 688-1331


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.    Bankruptcy or Receivership.

           On October 16, 2000, Weiner's Stores, Inc. (the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Company's Chapter 11 bankruptcy is proceeding as Case No.00-3955(PJW) in the U.S. Bankruptcy Court for the District of Delaware.

           The Company issued a press release on October 16, 2000 announcing the filing of the voluntary petition for relief under Chapter 11. This press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 5.    Other Events.

           In connection with the Company's filing of a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code, the Company also announced on October 16, 2000 that it had entered into a debtor-in-possession revolving credit agreement with The CIT Group/Business Credit, Inc. for a $35 million working capital facility, including a $15 million sub-facility for the issuance of letters of credit.

           The Company issued a press release on October 16, 2000 announcing the signing of the debtor-in-possession credit agreement. This press release is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

Item 7.    Financial Statements and Exhibits.

           (a)       Exhibits.

                     Exhibit No.            Description
                     -----------            -----------

                         99.1 Press Release, dated October 16, 2000, announcing filing of voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.

                         99.2 Press Release, dated October 16, 2000, announcing the signing of a debtor-in-possession revolving credit agreement.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             WEINER'S STORES, INC.

                                             By: /s/ Michael S. Marcus
                                                 -----------------------------
                                                 Michael S. Marcus
                                                 Vice President,
                                                  Chief Financial Officer,
                                                  Secretary and Treasurer


                                             Date: October 17, 2000












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                                 EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------


   99.1 Press Release, dated October 16, 2000, announcing filing of voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.

   99.2 Press Release, dated October 16, 2000, announcing the signing of a debtor-in-possession revolving credit agreement.